UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2007

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2007, Xilinx, Inc. issued a press release announcing results for both the fiscal quarter ended and the fiscal year ended March 31, 2007. A copy of this press release is furnished as Exhibit 99.1 to this report.

Use of Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company's earnings release contains non-GAAP financial measures that exclude the effects of stock-based compensation and the requirements of Statement of Financial Accounting Standards No. 123(R), "Share-based Payment" (SFAS 123(R)). The non-GAAP financial measures used by management and disclosed by the Company exclude the statement of income effects of all forms of stock-based compensation and the effects of SFAS 123(R) upon the number of diluted shares used in calculating non-GAAP net income per share. These non-GAAP financial measures are not in accordance with or an alternative for GAAP measures and may be different from, and therefore not comparable to, non-GAAP measures used by other companies. The Company has provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Xilinx believes that the presentation of these non-GAAP measures, when shown in conjunction with the corresponding GAAP measures and our reconciliations, provides useful information to management and investors regarding financial and business trends relating to Xilinx’s financial condition and results of operations. Xilinx management uses these non-GAAP financial measures, in addition to the corresponding GAAP measures, in its internal reviews of the financial results of the Company, its presentations of results and forecasts to the Board of Directors and its establishment of internal budgets. Management believes that the use of these non-GAAP financial measures provides consistency and comparability with periods prior to the adoption of SFAS 123(R) and facilitates comparisons to internal performance forecasts and comparisons with other companies in our industry that separately identify stock-based compensation. Management further believes that where the adjustments used in calculating non-GAAP net income and non-GAAP net income per share are based on specific, identified charges that impact different line items in the statements of income (including cost of revenues, research and development, and selling, general and administrative expense), that it is useful to investors to know how these specific line items in the statements of income are affected by these adjustments. In particular, the Company believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123(R) are being reflected on the Company's statements of income.

The Company applied the modified prospective method of adoption of SFAS 123(R), under which the effects of stock-based compensation are reflected in the Company's GAAP financial statement presentations for and after the first quarter of fiscal 2007, but are not reflected in results for prior periods. Gross margin, expenses (research and development and selling, general and administrative), operating income, income taxes, net income and net income per share are the primary financial measures that management uses for planning and forecasting future periods which are affected by stock-based compensation. Because management reviews these financial measures calculated without taking into account the effects of the new requirements under SFAS 123(R), these financial measures are treated as "non-GAAP financial measures" under Securities and Exchange Commission rules.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc. dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: April 25, 2007	By:	/s/ Jon A. Olson
Jon A. Olson
Senior Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc. dated April 25, 2007.